UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 4, 2018

Camping World Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37908	81-1737145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Parkway Drive, Suite 270

Lincolnshire, IL 60069

Telephone: (847) 808-3000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.            Entry into a Material Definitive Agreement.

On December 4, 2018, FreedomRoads, LLC, a Minnesota limited liability company (the “Floor Plan Borrower”), an indirect subsidiary of Camping World Holdings, Inc., entered into a First Amendment to Seventh Amended and Restated Credit Agreement (the “Amendment”) amending the Seventh Amended and Restated Credit Agreement dated as of December 12, 2017, with  BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, in its capacity as administrative agent), and each of the lenders signatory thereto (the “Floor Credit Agreement”), which governs our floor plan facility (the “Floor Plan Facility”).  The Floor Plan Borrower uses the Floor Plan Facility to finance substantially all of its new and certain of its used inventory.  The Floor Plan Facility also provides for a revolving line of credit (the “Revolving Credit Loans”), the proceeds of which the Floor Plan Borrower may borrow, repay and reborrow for general corporate purposes.  The Amendment increases the maximum amount outstanding under the Revolving Credit Loans to $60.0 million from $35.0 million. The maximum amount outstanding will decrease by $3.0 million on the last day of each fiscal quarter, commencing with the fiscal quarter ending March 31, 2020.  The foregoing description of the Amendment is qualified in its entirety by reference to the full and complete terms contained in the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.            Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.            Financial Statements and Exhibits.

(d)    The following exhibit is filed with this Current Report:

Exhibit No.	Description
10.1

First Amendment to Seventh Amended and Restated Credit Agreement, dated December 4, 2018, by and among FreedomRoads, LLC, as borrower, the lenders party thereto and Bank of America, N.A., as administrative agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPING WORLD HOLDINGS, INC.

By:	/s/ Thomas F. Wolfe

Name:	Thomas F. Wolfe

Title:	Chief Financial Officer and Secretary

Date: December 4, 2018